 Exhibit 99.2

Expion360, Inc. Announces Closing of Initial Public Offering

REDMOND, Ore., April 5, 2022 – Expion360, Inc. (NASDAQ: XPON), an industry leader for lithium batteries and accessories for recreational vehicles, outdoor, marine, residential, and industrial, today announced the closing of its initial public offering of 2,145,000 shares of common stock at a public offering price of $7.00 per share, before underwriting discounts and commissions.

Expion360’s common stock began trading on the NASDAQ Capital Market under the ticker symbol “XPON” on April 1, 2022.

Expion360 has granted underwriters a 45-day option to purchase up to 321,750 additional shares of common stock at the initial public offering price, less the underwriting discount, to cover over-allotments, if any.

Alexander Capital, LP is acting as sole book-running manager and Paulson Investment Company, LLC is acting as co-manager for the offering.

A registration statement on Form S-1 (File No. 333-262285) relating to the securities being sold in the offering was declared effective by the Securities and Exchange Commission on March 31, 2022. The offering is being made only by means of a prospectus. A copy of the final prospectus related to the offering, when available, may be obtained from Alexander Capital, LP, 17 State Street 5th Floor, New York, NY 10004, Attention: Equity Capital Markets, or by calling (212) 687-5650 or emailing info@alexandercapitallp.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any offer or sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

The law office of Rowland Day, Bigfork, Montana, and Dane Johansen of Parr Brown Gee & Loveless, Salt Lake City, Utah served as legal counsel for Expion360 in connection with the stock offering. Richard Friedman and Greg Carney of Sheppard Mullin Richter and Hampton LLP served as legal counsel for the underwriters.

About Expion360

Expion360 is an industry leader of premium lithium batteries and accessories for recreational vehicles, outdoor, marine, residential, and industrial. The company sources, assembles and white-labels components and finished products. Its 360 (12V/360Ah) is 3.5x the capacity of average RV battery and is unique in form factor. Founded in 2016 by the company’s CEO, John Yozamp, Expion360 designs and engineers its batteries out of its headquarters in Redmond, Oregon. For more information visit, expion360.com.

Forward-Looking Statements and Safe Harbor Notice

All statements other than statements of historical facts included in this press release are "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include our expectations and those statements that use forward-looking words such as "projected," "expect," "possibility" and "anticipate." The achievement or success of the matters covered by such forward-looking statements involve significant risks, uncertainties and assumptions. Actual results could differ materially from current projections or implied results. Investors should read the risk factors set forth in the Company's Prospectus on Form S-1 filed with the SEC on January 21, 2022, subsequent filings and future periodic reports filed with the SEC. All of the Company's forward-looking statements are expressly qualified by all such risk factors and other cautionary statements.

The Company cautions that statements and assumptions made in this news release constitute forward-looking statements and make no guarantee of future performance. Forward-looking statements are based on estimates and opinions of management at the time statements are made. The information set forth herein speaks only as of the date hereof. The Company and its management undertake no obligation to revise these statements following the date of this news release.

Investor Contact:

Ronald Both or Justin Lumley

CMA Investor Relations

Tel (949) 432-7566

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Media Contact:

Tim Randall

CMA Media Relations
Tel (949) 432-7572

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